                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 18, 1996


                         Stuart Entertainment, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Delaware                       0-10737                84-0402207
       ----------------               ---------------        ------------------
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


                              3211 Nebraska Avenue
                          Council Bluffs, Iowa   51501
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (712) 323-1488


                              Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         See the Press Release attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 20 Press Release dated April 19, 1996 regarding the Letter of Intent to acquire Trade Products, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    STUART ENTERTAINMENT, INC.



Date:  April 23, 1996               By: /s/ Paul C. Tunink
                                        ----------------------------------------
                                        Paul C. Tunink, Vice President--Finance,
                                        Treasurer and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.                 Exhibit Description                             Page
- -----------                 -------------------                             ----

20 Press Release dated April 19, 1996 regarding the Letter of Intent to acquire Trade
                 Products, Inc.